                                                                    Exhibit 99.2


PXRE                       CONSOLIDATED BALANCE SHEETS
GROUP LTD.                 (Dollars in thousands, except par value per share)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     SEPTEMBER 30,     DECEMBER 31,
                                                                                                        2004              2003
                                                                                                        ----              ----
                                                                                                     (Unaudited)

ASSETS           Investments:
                    Fixed maturities:
                      Available-for-sale (amortized cost $668,807 and $613,833, respectively)        $   668,701      $   617,658
                      Trading (cost $13,725 and $20,370, respectively)                                    14,160           21,451
                    Short-term investments                                                               252,893          175,771
                    Hedge funds (cost $91,056 and $87,691, respectively)                                 129,601          121,466
                    Other invested assets (cost $5,837 and $9,365, respectively)                           6,931           10,173
                                                                                                     -----------      -----------
                       Total investments                                                               1,072,286          946,519
                 Cash                                                                                     21,044           65,808
                 Accrued investment income                                                                 6,911            5,490
                 Premiums receivable, net                                                                 90,088           79,501
                 Other receivables                                                                        45,937           30,695
                 Reinsurance recoverable on paid losses                                                   16,175           15,494
                 Reinsurance recoverable on unpaid losses                                                 62,606          146,924
                 Ceded unearned premiums                                                                   7,001           10,454
                 Deferred acquisition costs                                                                4,362            2,495
                 Income tax recoverable                                                                   30,221           14,133
                 Other assets                                                                             69,860           42,134
                                                                                                     -----------      -----------
                       Total assets                                                                  $ 1,426,491      $ 1,359,647
                                                                                                     ===========      ===========

LIABILITIES      Losses and loss expenses                                                            $   517,501      $   450,635
                 Unearned premiums                                                                        42,994           21,566
                 Subordinated debt                                                                       167,073                -
                 Reinsurance balances payable                                                             26,800           53,373
                 Deposit liabilities                                                                      75,138           80,583
                 Other liabilities                                                                        27,739           32,133
                                                                                                     -----------      -----------
                       Total liabilities                                                                 857,245          638,290
                                                                                                     -----------      -----------

                 Minority interest in consolidated subsidiaries:
                     Company-obligated mandatorily redeemable capital trust
                      pass-through securities of subsidiary trusts holding solely a
                      company-guaranteed related subordinated debt                                             -          156,841
                                                                                                     -----------      -----------

SHAREHOLDERS'    Serial convertible preferred shares, $1.00 par value, $10,000 stated
EQUITY                value -- 10 million shares authorized, 0.02 million shares
                      issued and outstanding                                                             182,730          172,190
                 Common shares, $1.00 par value -- 50 million shares
                      authorized, 14.4 million and 13.3 million shares issued
                      and outstanding, respectively                                                       14,426           13,277
                 Additional paid-in capital                                                              215,334          192,078
                 Accumulated other comprehensive (loss) income net of deferred income
                    tax (benefit) expense of $(98) and $1,242, respectively                               (1,117)           1,692
                 Retained earnings                                                                       165,673          188,670
                 Restricted shares at cost (0.4 million and 0.3 million shares, respectively)             (7,800)          (3,391)
                                                                                                     -----------      -----------
                       Total shareholders' equity                                                        569,246          564,516
                                                                                                     -----------      -----------
                       Total liabilities and shareholders' equity                                    $ 1,426,491      $ 1,359,647
                                                                                                     ===========      ===========



        The accompanying notes are an integral part of these statements.

PXRE                       CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE OPERATIONS
GROUP LTD.                 (Dollars in thousands, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,                 SEPTEMBER 30,
                                                                              2004            2003            2004        2003
                                                                              ----            ----            ----        ----
                                                                                               (Unaudited)
REVENUES         Net premiums earned                                       $  89,799       $ 69,082        $ 228,316     $ 237,870
                 Net investment income                                         5,157          5,994           16,941        20,026
                 Net realized investment (losses) gains                          (40)           502               11           611
                 Fee income                                                      695          1,148            1,556         3,533
                                                                           ---------       --------        ---------     ---------
                                                                              95,611         76,726          246,824       262,040
                                                                           ---------       --------        ---------     ---------
LOSSES AND       Losses and loss expenses incurred                           156,335         35,245          192,551       112,500
EXPENSES         Commissions and brokerage                                     8,900          3,218           28,286        37,863
                 Operating expenses                                            8,272          9,788           30,760        29,451
                 Foreign exchange (gains) losses                                (382)           927              (22)          676
                 Interest expense                                              3,817              -           10,947         2,504
                 Minority interest in consolidated subsidiaries                    -          2,817                -         7,350
                                                                           ---------       --------        ---------     ---------
                                                                             176,942         51,995          262,522       190,344
                                                                           ---------       --------        ---------     ---------
                 (Loss) income before income taxes, cumulative
                   effect of accounting change and convertible
                   preferred share dividends                                 (81,331)        24,731          (15,698)       71,696
                 Income tax (benefit) provision                               (8,157)         1,007           (6,844)        2,887
                                                                           ---------       --------        ---------     ---------
                 (Loss) income before cumulative effect of
                   accounting change and convertible preferred
                   share dividends                                           (73,174)        23,724           (8,854)       68,809
                 Cumulative effect of accounting change, net of
                   $0.2 million tax expense                                        -              -           (1,053)            -
                                                                           ---------       --------        ---------     ---------
                 Net (loss) income before convertible preferred
                   share dividends                                         $ (73,174)      $ 23,724        $  (9,907)    $  68,809
                                                                           ---------       --------        ---------     ---------
                 Convertible preferred share dividends                         3,583          3,310           10,540         9,737
                                                                           ---------       --------        ---------     ---------
                 Net (loss) income available to common
                   shareholders                                            $ (76,757)      $ 20,414        $ (20,447)    $  59,072
                                                                           =========       ========        =========     =========
COMPREHENSIVE    Net (loss) income before convertible preferred
INCOME, NET        share dividends                                         $ (73,174)      $ 23,724        $  (9,907)    $  68,809
OF TAX           Net unrealized appreciation (depreciation) on
                   investments                                                 6,556         (4,008)          (2,809)       (2,262)
                 Net unrealized appreciation on cash flow hedge                    -              -                -           946
                                                                           ---------       --------        ---------     ---------
                 Comprehensive (loss) income                               $ (66,618)      $ 19,716        $ (12,716)    $  67,493
                                                                           =========       ========        =========     =========
PER SHARE        Basic:
                      (Loss) income before cumulative effect of
                        accounting change and convertible
                        preferred share dividends                          $   (5.22)      $   1.99        $   (0.64)    $    5.77
                      Cumulative effect of accounting change                       -              -            (0.08)            -
                      Convertible preferred share dividends                    (0.26)         (0.28)           (0.77)        (0.82)
                                                                           ---------       --------        ---------     ---------
                      Net (loss) income available to common
                        shareholders                                       $   (5.48)      $   1.71        $   (1.49)    $    4.95
                                                                           =========       ========        =========     =========
                      Average shares outstanding (000's)                      13,995         11,925           13,753        11,931
                                                                           =========       ========        =========     =========
                 Diluted:
                      (Loss) income before cumulative effect of
                        accounting change                                  $   (5.48)      $   1.01        $   (1.41)    $    2.97
                      Cumulative effect of accounting change                       -              -            (0.08)            -
                                                                           ---------       --------        ---------     ---------
                      Net (loss) income                                    $   (5.48)      $   1.01        $   (1.49)    $    2.97
                                                                           =========       ========        =========     =========
                      Average shares outstanding (000's)                      13,995         23,583           13,753        23,201
                                                                           =========       ========        =========     =========

        The accompanying notes are an integral part of these statements.

PXRE                       CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
GROUP LTD.                 (Dollars in thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,                 SEPTEMBER 30,
                                                                              2004            2003            2004        2003
                                                                              ----            ----            ----        ----
                                                                                               (Unaudited)

CONVERTIBLE        Balance at beginning of period                          $ 179,147       $ 165,504       $ 172,190     $ 159,077
PREFERRED SHARES   Dividends to convertible preferred shareholders             3,583           3,310          10,540         9,737
                                                                           ---------       ---------       ---------     ---------
                       Balance at end of period                            $ 182,730       $ 168,814       $ 182,730     $ 168,814
                                                                           =========       =========       =========     =========

COMMON SHARES      Balance at beginning of period                          $  14,384       $  12,169       $  13,277     $  12,030
                   Issuance of shares, net                                        42               8           1,149           147
                                                                           ---------       ---------       ---------     ---------
                       Balance at end of period                            $  14,426       $  12,177       $  14,426     $  12,177
                                                                           =========       =========       =========     =========

ADDITIONAL         Balance at beginning of period                          $ 214,703       $ 172,096       $ 192,078     $ 168,866
PAID-IN CAPITAL    Issuance of shares                                            615             118          21,832         3,259
                   Other                                                          16               -           1,424            89
                                                                           ---------       ---------       ---------     ---------
                       Balance at end of period                            $ 215,334       $ 172,214       $ 215,334     $ 172,214
                                                                           =========       =========       =========     =========

ACCUMULATED        Balance at beginning of period                          $  (7,673)      $   9,834       $   1,692     $   7,142
OTHER              Change in unrealized gains                                  6,556          (4,008)         (2,809)       (2,262)
COMPREHENSIVE      Change in cash flow hedge                                       -               -               -           946
INCOME                                                                     ---------       ---------       ---------     ---------
                       Balance at end of period                            $  (1,117)      $   5,826       $  (1,117)    $   5,826
                                                                           =========       =========       =========     =========

RETAINED           Balance at beginning of period                          $ 243,297       $ 145,256       $ 188,670     $ 108,062
EARNINGS           Net (loss) income before convertible
                     preferred share dividends                               (73,174)         23,724          (9,907)       68,809
                   Dividends to convertible preferred shareholders            (3,583)         (3,310)        (10,540)       (9,737)
                   Dividends to common shareholders                             (867)           (731)         (2,550)       (2,195)
                                                                           ---------       ---------       ---------     ---------
                       Balance at end of period                            $ 165,673       $ 164,939       $ 165,673     $ 164,939
                                                                           =========       =========       =========     =========

RESTRICTED         Balance at beginning of period                          $  (8,654)      $  (4,328)      $  (3,391)    $  (1,713)
SHARES             Issuance of restricted shares                                   -              26          (7,336)       (4,582)
                   Amortization of restricted shares                             854             464           2,927         2,457
                                                                           ---------       ---------       ---------     ---------
                       Balance at end of period                            $  (7,800)      $  (3,838)      $  (7,800)    $  (3,838)
                                                                           =========       =========       =========     =========

TOTAL              Balance at beginning of period                          $ 635,204       $ 500,531       $ 564,516     $ 453,464
SHAREHOLDERS'      Issuance of shares                                            657             126          22,981         3,406
EQUITY             Restricted shares, net                                        854             490          (4,409)       (2,125)
                   Unrealized appreciation (depreciation) on
                     investments, net of deferred income tax                   6,556          (4,008)         (2,809)       (2,262)
                   Unrealized appreciation on cash flow hedge,
                     net of deferred income tax                                    -               -               -           946
                   Net (loss) income before convertible preferred
                     share dividends                                         (73,174)         23,724          (9,907)       68,809
                   Dividends to common shareholders                             (867)           (731)         (2,550)       (2,195)
                   Other                                                          16               -           1,424            89
                                                                           ---------       ---------       ---------     ---------
                       Balance at end of period                            $ 569,246       $ 520,132       $ 569,246     $ 520,132
                                                                           =========       =========       =========     =========


        The accompanying notes are an integral part of these statements.

PXRE                       CONSOLIDATED STATEMENTS OF CASH FLOWS
GROUP LTD.                 (Dollars in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,                 SEPTEMBER 30,
                                                                              2004            2003            2004        2003
                                                                              ----            ----            ----        ----
                                                                                               (Unaudited)
CASH FLOW        Premiums collected, net of reinsurance                    $  73,662       $ 58,581       $ 216,037      $ 209,775
FROM OPERATING   Loss and loss adjustment expenses paid, net of
ACTIVITIES         reinsurance                                               (27,310)       (25,453)        (65,103)       (59,172)
                 Commission and brokerage paid, net of fee income             (9,972)        (1,262)        (27,543)       (19,403)
                 Operating expenses paid                                      (8,951)        (9,599)        (30,644)       (24,839)
                 Net investment income received                                3,516          4,757          12,798          9,941
                 Interest paid                                                (5,978)        (5,381)        (13,346)       (10,175)
                 Income taxes paid                                              (132)        (1,170)         (6,093)       (12,793)
                 Trading portfolio purchased                                       -              -               -         (5,688)
                 Trading portfolio disposed                                    6,965              -           6,965          8,496
                 Deposit (paid) received                                       2,373          6,450          (5,445)        40,668
                 Other                                                          (571)       (15,257)        (15,269)       (17,734)
                                                                           ---------       --------        ---------     ---------
                       Net cash provided by operating activities              33,602         11,666          72,357        119,076
                                                                           ---------       --------        ---------     ---------

CASH FLOW        Fixed maturities available for sale purchased              (133,889)      (176,403)       (350,946)      (330,862)
FROM INVESTING   Fixed maturities available for sale disposed
ACTIVITIES         or matured                                                 58,133        149,005         296,853        213,581
                 Hedge funds purchased                                        (8,123)        (5,000)        (13,123)       (12,000)
                 Hedge funds disposed                                          4,127          3,095          10,160         19,936
                 Other invested assets purchased                                   -            (12)              -           (133)
                 Other invested assets disposed                                1,425            530           4,083          1,568
                 Net change in short-term investments                         44,199        (88,880)        (77,122)       (99,328)
                 Payable for securities                                           48         45,548              30         82,919
                                                                           ---------       --------        ---------     ---------
                       Net cash used by investing activities                 (34,080)       (72,117)       (130,065)      (124,319)
                                                                           ---------       --------        ---------     ---------

CASH FLOW        Proceeds from issuance of common shares                         690            129          16,432            671
FROM FINANCING   Cash dividends paid to common shareholders                     (866)          (731)         (2,550)        (2,195)
ACTIVITIES       Proceeds from issuance of minority interest in
                   consolidated subsidiaries                                       -              -               -         32,500
                 Repayment of debt                                                 -              -               -        (30,000)
                 Cost of shares repurchased                                      (32)            24            (938)        (1,848)
                                                                           ---------       --------        ---------     ---------
                        Net cash (used) provided by financing
                          activities                                            (208)          (578)         12,944           (872)
                                                                           ---------       --------        ---------     ---------
                 Net change in cash                                             (686)       (61,029)        (44,764)        (6,115)
                 Cash, beginning of period                                    21,730        101,544          65,808         46,630
                                                                           ---------       --------        ---------     ---------
                 Cash, end of period                                       $  21,044       $ 40,515        $ 21,044       $ 40,515
                                                                           =========       ========        =========     =========
                 RECONCILIATION OF NET (LOSS) INCOME TO NET CASH
                   PROVIDED BY OPERATING ACTIVITIES:
                 Net (loss) income before convertible preferred
                   share dividends                                         $ (73,174)      $ 23,724        $ (9,907)      $ 68,809
                 Adjustments to reconcile net (loss) income to
                   net cash provided by operating activities:
                     Losses and loss expenses                                 89,032         (5,687)         66,866        (10,518)
                     Unearned premiums                                        22,836            960          24,880        (16,439)
                     Deferred acquisition costs                               (2,170)         1,646          (1,867)        14,940
                     Receivables                                             (22,870)       (19,197)        (25,827)        (9,636)
                     Reinsurance balances payable                            (15,884)        (6,500)        (26,573)       (21,088)
                     Reinsurance recoverable                                  63,050         15,480          83,638         63,847
                     Income taxes                                             (8,286)          (259)        (12,933)       (10,001)
                     Equity in earnings of limited partnerships               (1,328)        (1,892)         (6,013)        (9,741)
                     Trading portfolio purchased                                   -              -               -         (5,688)
                     Trading portfolio disposed                                6,965              -           6,965          8,496
                     Deposit liability                                         2,373          6,450          (5,445)        40,668
                     Receivable on commutation                               (23,054)             -         (23,054)             -
                     Other                                                    (3,888)        (3,059)          1,627          5,427
                                                                           ---------       --------        ---------     ---------
                       Net cash provided by operating activities           $  33,602       $ 11,666        $ 72,357      $ 119,076
                                                                           =========       ========        =========     =========

        The accompanying notes are an integral part of these statements.